EXHIBIT 32.1
CERTIFICATIONS OF MICHAEL S. DELL, CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
AND DONALD J. CARTY, VICE CHAIRMAN
AND CHIEF FINANCIAL OFFICER, PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned officers of Dell Inc. hereby certify that (a) Dell’s Annual Report on Form 10-K for the fiscal year ended February 1, 2008, as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and (b) information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Dell.

/s/ MICHAEL S. DELL

Date: March 31, 2008	Michael S. Dell
Chairman and Chief Executive Officer

/s/ DONALD J. CARTY

Date: March 31, 2008	Donald J. Carty
Vice Chairman and Chief Financial Officer